Nations Institutional Reserves


                       Supplement dated February 9, 1999
                      to Prospectus dated January 25, 1999

The prospectus for the Service Class Shares of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves, Nations Government Reserves and Nations Municipal Reserves of Nations Institutional Reserves is hereby supplemented by deleting the table under the heading "EXPENSES SUMMARY -- EXAMPLES" and inserting in its place the following:


Examples: You would pay the following expenses on a $1,000 investment in Service Class Shares of the indicated Fund assuming (1) a 5% annual return and
(2) redemption at the end of each time period.



                                   1 Year   3 Years     5 Years   10 Years
Nations Cash Reserves               $12       $38        $66        $145
--------------------------------------------------------------------------
Nations Money Market Reserves       $12       $38        $66        $145
--------------------------------------------------------------------------
Nations Treasury Reserves           $12       $38        $66        $145
--------------------------------------------------------------------------
Nations Government Reserves         $12       $38        $66        $145
--------------------------------------------------------------------------
Nations Municipal Reserves          $12       $38        $66        $145